UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8‑K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported):
May 13, 2014 (May 13, 2014)

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MAGNUM HUNTER RESOURCES CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32997 (Commission File Number)	86-0879278 (I.R.S. Employer Identification Number)
777 Post Oak Boulevard, Suite 650
Houston, Texas 77056
(Address of principal executive offices, including zip code)
(832) 369-6986
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.
Magnum Hunter Resources Corporation (the “Company”) is filing this Current Report on Form 8-K to (i) provide an update on its drilling activities on its Stewart Winland pad in Tyler County, West Virginia; and (ii) provide an update on its leasehold acreage acquisition activities in West Virginia and Ohio.
Stewart Winland Pad Drilling Update
On May 12, 2014, the Company completed the drilling of the vertical pilot hole for its first Utica Shale well in West Virginia, located on the Stewart Winland pad in Tyler County, West Virginia. The Stewart Winland #1300 was drilled to a true vertical depth of 11,050 feet. Shortly after reaching TD, the Company performed extensive logging and core analysis on the well to test for the presence of hydrocarbons and validate the leasehold acreage in West Virginia. Based on preliminary wireline logging data, the well encountered 109 net feet of hydrocarbons in a high quality carbonate Ordovician-aged reservoir, which reservoir appears consistent with the formation encountered by the Company’s Stalder Utica well located in Monroe County, Ohio. The Stewart Winland #1300 well’s targeted Utica/Point Pleasant formation is approximately 350 feet deeper than that same formation to which the Company’s first Utica Shale dry gas well, the Stalder #3UH in Monroe County, Ohio, was drilled. The wireline logging data has confirmed the Point Pleasant target formation from the Stewart Winland #1300 pad location contains hydrocarbons and appears to possibly have even more bottomhole pressure than the Stalder #3UH. In addition, based on their respective well logs, the Stewart Winland #1300 demonstrates resistivity, porosity and permeability very similar to that of the Stalder #3UH. The Company is currently in the process of plugging back the Stewart Winland #1300 and will drill a 5,500 foot lateral with approximately 22 frac stages upon completion. Following the completion of drilling operations on the Stewart Winland #1300, the Company will commence the fracture stimulation of its four 100% working interest wells on the Stewart Winland pad (three Marcellus Shale wells and the Stewart Winland #1300 Utica Shale well), with initial production test rates from the wells expected in August.
Update on Leasehold Acreage Acquisition Activities in Appalachia
The Company continues to acquire mineral leases in both West Virginia and Ohio to increase its overall leasehold acreage ownership position. As of May 12, 2014, the Company had approximately 83,700 gross (78,600 net) mineral acres in the Marcellus Shale and approximately 116,650 gross (105,660 net) mineral acres in the Utica Shale. Recently, the Company has closed on 5,250 gross (2,660 net) mineral acres in the Utica Shale in Ohio at an average price of $4,700 per acre. The Company plans to continue acquiring additional mineral leases in the Marcellus Shale and Utica Shale plays in Ohio and West Virginia, as it continues its efforts to build out its leasehold acreage position in this region.
Availability of Information on the Company’s Website
The Company is providing a reminder that it makes available on its website (at www.magnumhunterresources.com) a variety of information for investors, analysts and the media, including the following:

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annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and any amendments to those reports as soon as reasonably practicable after the material is electronically filed with or furnished to the Securities and Exchange Commission;

•	the most recent version of the Company’s Investor Presentation slide deck;

•
announcements of conference calls, webcasts, investor conferences, speeches and other events at which Company executives may discuss the Company and its business and archives or transcripts of such events;

•	press releases regarding annual and quarterly earnings, operational developments, legal developments and other matters; and

•	corporate governance information, including the Company’s corporate governance guidelines, committee charters, code of conduct and other governance-related matters.

The Company’s goal is to maintain its website as the authoritative portal through which visitors can easily access current information about the Company. Over time, the Company intends for its website to become a primary channel for public dissemination of important information about the Company. Investors, analysts, media and other interested persons are encouraged to visit the Company’s website frequently.
Certain information included on the Company’s website constitutes forward-looking statements and is subject to the qualifications under the heading “Forward-Looking Statements” below and in the Company’s Investor Presentation slide deck.
Forward-Looking Statements
This Current Report on Form 8-K includes “forward-looking statements.” All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements. Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. The forward-looking statements involve risks and uncertainties that affect operations, financial performance, and other factors as discussed in filings made by the Company with the Securities and Exchange Commission (the “SEC”). Among the factors that could cause results to differ materially are those risks discussed in the periodic reports filed by the Company with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and its Quarterly Reports on Form 10-Q for the fiscal quarters ended after such fiscal year. You are urged to carefully review and consider the cautionary statements and other disclosures made in those filings, specifically those under the heading “Risk Factors.” Forward-looking statements speak only as of the date of the document in which they are contained, and the Company does not undertake any duty to update any forward-looking statements except as may be required by law.
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In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: May 13, 2014	/s/ Gary C. Evans
Gary C. Evans,
Chairman and Chief Executive Officer